UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 20, 2008

PACKETEER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34017	77-0420107
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
10201 NORTH DE ANZA BLVD.
CUPERTINO, CALIFORNIA 95014
Registrant’s telephone number, including area code: (408) 873-4400
(Address and telephone number of registrant’s principal executive offices)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 20, 2008, the Company entered into an Agreement and Plan of Merger (the “Agreement”) with Blue Coat Systems, Inc., a Delaware corporation (“Blue Coat”), and Cooper Acquisition, Inc. (“Purchaser”), a Delaware corporation and a wholly owned subsidiary of Parent pursuant to which Blue Coat has agreed to acquire the Company . A copy of the press release announcing the transaction is attached as Exhibit 99.1 and incorporated herein by reference.
IMPORTANT NOTICE:
This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of the Company’s equity securities (“Shares”). The offer described herein (the “Offer”) has not yet been commenced. On the commencement date of the Offer, an offer to purchase, a letter of transmittal and related documents will be filed with the SEC, mailed to record holders of the Shares and made available for distribution to beneficial owners of the Shares. The solicitation of offers to buy Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. When they are available, stockholders should read those materials carefully because they will contain important information, including the various terms of, and conditions to, the Offer. When they are available, stockholders will be able to obtain the offer to purchase, the letter of transmittal and related documents without charge from the SEC’s Website at www.sec.gov. Stockholders are urged to read carefully those materials when they become available prior to making any decisions with respect to the Offer.
The Company will file a solicitation/recommendation statement with the SEC in connection with the Offer and, if required, will file a proxy statement or information statement with the SEC in connection with the second-step merger (the “Merger”) following the Offer. The holders of Shares are strongly advised to read these documents if and when they become available because they will contain important information about the Offer and the Merger. The Company’s stockholders will be able to obtain a free copy of the solicitation/recommendation statement and the proxy statement or information statement as well as other filings containing information about the Company, the Offer and the Merger, if and when available, without charge, at the SEC’s Website at www.sec.gov. In addition, copies of the solicitation/recommendation statement, the proxy statement or information statement and other filings containing information about the Company, the Offer and the Merger may be obtained, if and when available, without charge, by directing a request to Packeteer, Inc., Attention: Chief Financial Officer, 10201 North De Anza Blvd., Cupertino, California 95014, Telephone No. (408) 873-4400.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     99.1 Press release issued on April 21, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Packeteer, Inc.
Date: April 21, 2008	By:	/s/ Dave Côté
		Name:	Dave Côté
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on April 21, 2008

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